UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 9, 2013

LEATT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-54693	20-2819367
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

50 Kiepersol Drive, Atlas Gardens, Contermanskloof Road,
Durbanville, Western Cape, South Africa, 7441
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: +(27) 21-557-7257

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Director

On October 9, 2013, Mr. Zafiris Michael Zafiropoulos resigned from his position as a director of Leatt Corporation (the “Company”), effective immediately. The resignation of Mr. Zafiropoulos was for personal reasons and not due to any disagreement with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEATT CORPORATION

Dated: October 11, 2013	By: /s/ Sean Macdonald
Sean Macdonald
Chief Executive Officer and Chief Financial Officer